UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 9, 2020

ServisFirst Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36452	26-0734029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 Woodcrest Place, Birmingham, Alabama	35209
(Address of principal executive offices)	(Zip Code)

(205) 949-0302
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common	SFBS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Split Dollar Life Insurance Agreements. On November 9, 2020 (the “Effective Date”), ServisFirst Bank (the “Bank”), the wholly-owned subsidiary of ServisFirst Bancshares, Inc. (the “Registrant”), entered into Endorsement Split Dollar Agreements (the “Agreements”) with each of Thomas A. Broughton III, William M. Foshee and Rodney E. Rushing (together, the “Executives”). The Agreements provide the Executives with death benefits through Bank-owned life insurance policies. The Agreements provide Mr. Broughton with a $3,000,000 death benefit endorsement, and each of Messrs. Foshee and Rushing with a $1,500,000 death benefit endorsement. The Executives’ beneficiaries designated in accordance with the terms of the Agreements are entitled to the endorsed death benefit amount from the proceeds of the insurance policies, provided each such Executive remain employed by the Bank through the earlier of (1) such Executive’s date of death or (2) the second anniversary of the Effective Date; provided, however, if such Executive terminates employment, other than due to death, during the period between the first and second anniversaries of the Effective Date, such Executive’s beneficiaries shall be entitled to fifty percent (50%) of the endorsed death benefit amount.

The Agreements will terminate immediately upon the first to occur of the following: (1) payment of the endorsed death benefit in accordance with the terms of the Agreements; or (2) termination of an Executive’s employment for any reason, other than death, prior to the first anniversary of the Effective Date.

The preceding description of the material terms of the Agreements is qualified in its entirety by the full text of the Agreements, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3. In the event of any discrepancy between the preceding description and the text of the Agreements, the text of the Agreements shall control.

Item 9.01 – Financial Statements and Exhibits.

(a)             Not applicable

(b)             Not applicable

(c)             Not applicable

(d)             Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Endorsement Split-Dollar Agreement with Thomas A Broughton III, dated November 9, 2020 [filed herewith]

10.2	Endorsement Split-Dollar Agreement with William M. Foshee, dated November 9, 2020 [filed herewith]

10.3	Endorsement Split-Dollar Agreement with Rodney E. Rushing, dated November 9, 2020 [filed herewith]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

/s/ Thomas A. Broughton, III
Dated: November 13, 2020	By:	Thomas A. Broughton, III
Chief Executive Officer